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                                     10.88

                                   AT&T LOAN
                                   AGREEMENT
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                                SECOND AMENDMENT

                                       TO

                                 LOAN AGREEMENT



         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Second Amendment") is entered into as of the 11th day of October, 1996 between AT&T COMMERCIAL FINANCE CORPORATION, a Delaware corporation ("Lender"), and L.A./IRVINE SPORTS CLUBS, LTD., a California Limited Partnership ("Borrower").

                                    RECITALS

         A. Borrower and Lender have entered into a Loan Agreement dated March 9, 1996 as amended by a First Amendment to Loan Agreement dated March 12, 1996 ("Loan Agreement").

         B. Borrower has requested Lender to lend to Borrower an additional $500,000 for use by Borrower in acquiring real property commonly known as 1811 Pontius Ave., Los Angeles, California ("Pontius Avenue Property") for use in connection with the Real Property (as defined in the Loan Agreement).

         C. Lender and Borrower desire to amend the Loan Agreement to provide for the loan to Borrower of such additional $500,000 on the terms and conditions hereinafter set forth.

                                   AGREEMENT

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency is hereby acknowledged, the parties agree as follows:

         1.      AMENDMENTS TO LOAN AGREEMENT:

                 A. The following "Definitions" contained in Article I of the Loan Agreement are each amended to read as follows:

                          "AGREEMENT:  the Loan Agreement between Borrower and
                 Lender dated as of March 9, 1996, as amended by a First Amendment to Loan Agreement dated as of March 12, 1996 and a Second Amendment to Loan Agreement dated as of October 11, 1996, as the same may be amended or extended from time to time."
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                          "NOTE":  the Secured Promissory Note of the Borrower
                 dated as of March 9, 1996, as amended by a First Amendment to Secured Promissory Note dated as of October ___, 1996, as the same may be amended or extended from time to time."

                          "REAL PROPERTY":  the land and improvements known as
                 The Sports Club/LA, being (a) an approximately 108,073 sq. foot health club facility located at 1835 Sepulveda Blvd., Los Angeles, California, (b) Parcel No. 6 as shown on the Anacal Engineering Co. Survey dated February 16, 1996 located at 1803 Pontius Ave., Los Angeles, California, and (c) a parcel consisting of approximately 7,000 sq. feet located at 1811 Pontius Ave., Los Angeles, California, all as legally described in Schedule 1.01A."

                 B. Section 2.01, Term Loan, of the Loan Agreement is amended in its entirety to read as follows:

                          "SECTION 2.01  TERM LOAN:

                          Subject to the terms and conditions contained in this
                 Agreement, the Lender agrees to make a loan (the "Term Loan") to the Borrower, and the Borrower agrees to borrow from the Lender, the aggregate principal amount of up to TWENTY-FOUR MILLION DOLLARS ($24,000,000.00) for uses as specified in
                 Schedule 2.09.  The Term Loan shall be evidenced by the Note."

                 C. Section 2.02(a), Principal in Respect of Term Loan, is amended in its entirety to read as follows:


                          "(a)  PRINCIPAL IN RESPECT OF TERM LOAN.  The Term
                 Loan shall be payable without setoff, deduction or counterclaim in eighty-four (84) consecutive monthly installments on the first day of each month (the "Monthly Due Dates") commencing May 1, 1996, and continuing until April 1, 2003, on which date all remaining outstanding principal and accrued interest thereon shall be due and payable in full without setoff, deduction or counterclaim. Monthly payments of principal in respect of the initial funding advanced under the Term





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                 Loan ("initial payment amount") shall, for the monthly
                 payments due May 1, 1996 through October 1, 1996, be, when combined with the corresponding interest payment, a fixed payment calculated based on a fifteen (15) year mortgage amortization schedule. Monthly payments of principal for the monthly payment due November 1, 1996 and thereafter, shall be, when combined with the corresponding interest payment, comprised of the initial payment amount plus a fixed payment calculated based on a fourteen (14) year six (6) month mortgage amortization schedule of the second funding of $500,000 under the Term Loan."

                 D. Section 2.08 is hereby amended in its entirety to read as follows:

                          "The Borrower's obligations and the Indebtedness to
                 the Lender hereunder and under the Note shall be secured at all times by:

                          (a) a Deed of Trust and Security Agreement and Fixture Filing of the Borrower dated as of March 9, 1996 as amended by a First Amendment to Deed of Trust and Security Agreement and Fixture Filing dated as of October 11, 1996 ("Initial Deed of Trust") encumbering Parcels 1 through 7, inclusive, of the Real Property as a first priority lien, subject only to any prior liens expressly permitted under this Agreement, together with mortgagee's title insurance policy acceptable to the Lender;

                          (b) a Deed of Trust and Security Agreement and Fixture Filing of the Borrower dated as of October 11, 1996 ("Subsequent Deed of Trust") encumbering Parcel 8 of the Real Property as a first priority lien, subject only to any prior liens expressly permitted under this Agreement, together with mortgagee's title insurance policy acceptable to the Lender (the Initial Deed of Trust and the Subsequent Deed of Trust, collectively the "Deed of Trust");

                          (c) a Security Agreement of the Borrower dated as of March 9, 1996 as amended by a First Amendment to Security Agreement dated as of October 11, 1996 ("Security Agreement")





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                 granting to the Lender a continuing first priority perfected security interest in all presently owned and hereafter acquired tangible and intangible personal property and fixtures of the Borrower, subject only to any prior liens expressly permitted under this Agreement in Schedule 2.08A, but excluding that equipment financed by Bank of America and described in Exhibit "B" to the Security Agreement;

                          (d) an Assignment of Leases and Rents of the Borrower dated March 9, 1996 as amended by a First Amendment to Assignment of Leases and Rents dated as of October 11, 1996 ("Initial Assignment of Rents") granting to Lender a first priority security interest in all leases of Parcels 1 through 7, inclusive, of the Real Property and other sources of income relating to said parcels of the Real Property, subject only to any prior liens permitted under this Agreement, together with such third party consents, lien waivers, subordination agreements and estoppel certificates as the Lender shall reasonably require;

                          (e) an Assignment of Leases and Rents of the Borrower dated as of October 11, 1996 ("Subsequent Assignment of Rents") granting to the Lender a first priority security interest in all leases of Parcel 8 of the Real Property and other sources of income relating to said parcel of the Real Property, subject only to any prior liens permitted under this Agreement, together with such third party consents, lien waivers, subordination agreements and estoppel certificates as Lender shall reasonably require (the Initial Assignment of Rents and the Subsequent Assignment of Rents, collectively the "Assignment of Rents");

                          (f) Pledge Agreements executed by all Pledgors dated as of March 9, 1996 ("Pledge Agreements") effecting thereby a first priority perfected pledge of (i) all partnership interests in the Borrower, (ii) all voting trust certificates issued in respect of the partnership interests of the Borrower, or any extension or renewal thereof, and (iii) all options and other rights to





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                 acquire any such partnership interests;

                          (g)     a Collateral Assignment of Operating
                 Contracts and Purchase Agreements dated as of March 9, 1996 as amended by a First Amendment to Collateral Assignment of Operating Contracts and Purchase Agreements dated as of October 11, 1996 ("Collateral Assignment") granting to the Lender a first priority perfected security interest in such service contracts, construction contracts, management agreements, franchise agreements, licenses, permits, indemnification rights, leases, trademark licenses, accounts, authorizations and agreements as the Lender shall deem necessary to protect its interests, subject only to any prior license expressly permitted under this Agreement, together with such third party consents, lien waivers and estoppel certificates as the Lender shall reasonably require;

                          (h) subordinations in favor of the Lender, pursuant to subordination agreements satisfactory to the Lender in form and substance (collectively the "Affiliate Subordination Agreements"), of all indebtedness of the Borrower to any Affiliates of the Borrower, designated by the Lender;

                          (i) the subordination in favor of the Lender, pursuant to subordination agreements satisfactory to the Lender in form and substance (collectively, the "Subordination Agreements"), of all indebtedness of the Borrower to any lenders to the Borrower and any creditors of the Borrower holding a note or non-competition agreement executed by the Borrower, as obligor thereunder, designated by the Lender, together with UCC-2 and such other lien subordination documents as the Lender shall require;

                          (j) a Special Deposit Account Agreement executed by the Borrower and its bank confirming the Lender's security interest in the Borrower's bank account and providing for the Lender's rights in such bank account upon the occurrence of an Event of Default; and





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                          (k)     those additional agreements, instruments,
                 certificates and documents described in Schedule 2.08B.

                          All agreements and instruments described or
                 contemplated in this Section 2.08, together with any and all other agreements and instruments heretofore or hereafter securing the Note and the Borrower's obligations hereunder or otherwise executed in connection with this Agreement, shall in all respects be acceptable to the Lender and its special counsel in form and substance, and such agreements and instruments, as the same may be amended from time to time, are sometimes hereinafter referred to collectively as the "Security Documents" and individually as a "Security Document." The Borrower agrees to take such action as the Lender may reasonably request from time to time in order to cause the Lender to be secured at all times as described in this Section 2.08, and the Lender's security interests to be perfected at all times."

                 E. Schedule 1.01A to the Loan Agreement is amended and restated in its entirety as set forth in Schedule 1.01A attached hereto as Exhibit A.

                 F. Schedule 2.08A to the Loan Agreement is amended and restated in its entirety as set forth in Schedule 2.08A attached hereto as Exhibit B.

                 G. Schedule 2.08B to the Loan Agreement is amended and restated in its entirety as set forth in Schedule 2.08B attached hereto as Exhibit C.

                 H. Schedule 2.09 to the Loan Agreement is amended and restated in its entirety as set forth in Schedule 2.09 attached hereto as Exhibit D.

         2. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall become effective on the date (such date being referred to herein as the "Second Amendment Effective Date") on which each of the conditions set forth in Exhibit E attached hereto have been fully satisfied or waived by the Lender.

         3. BORROWER'S REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Second Amendment and to amend the Loan Agreement in the manner provided herein, the Borrower represents and warrants to the Lender that the following statements





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are true, correct and complete:

                 A. Borrower has all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by and perform its obligations under, the amendments to the Transaction Documents executed in connection with this Second Amendment and more fully described in Exhibit F attached hereto (collectively, the "Amendments to Transaction Documents").

                 B. The execution and delivery of this Second Amendment and the performance of the Amendments to Transaction Documents have been duly authorized by all necessary corporate action by Borrower.

                 C. The execution and delivery by Borrower of this Second Amendment and the performance by Borrower of the Amendments to Transaction Documents do not and will not (i) violate any provision of any law, rule or regulation applicable to Borrower, the partnership agreement of Borrower, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower,
(iii) result in or require the creation or imposition of any lien upon any of their properties or assets, or (iv) require any approvals other than by the partners of the Borrower.

                 D. The execution and delivery by Borrower of this Second Amendment and the performance by Borrower of the Amendments to Transaction Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other person.

                 E. This Second Amendment and the Amendments to Transaction Documents are the legally valid and binding obligations of Borrower, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 F.       The representations and warranties contained in
Article IV of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the date hereto to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                 G. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment which would constitute an Event of Default





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(as defined in the Loan Agreement) or an event which with the passage of time or the giving of notice or both which would constitute such an Event of Default.

         4. BORROWER COVENANTS. In order to induce the Lender to enter into this Second Amendment and to amend the Loan Agreement in the manner provided herein, the Borrower covenants and agrees as follows:

                 A. On or before December 31, 1996, the Borrower shall cause all asbestos to be removed from the Pontius Avenue Property and the delivery to the Lender of evidence satisfactory to the Lender confirming completion of such asbestos removal in accordance with applicable law.

                 B. On or before December 31, 1996, the Borrower shall complete the demolition of the building presently on the Pontius Avenue Property and the paving of the Pontius Avenue Property as a parking lot. In connection with such demolition and paving, the Borrower shall provided to the Lender copies of all contracts, plans and other information related to such demolition and/or paving reasonably requested by the Lender.

Failure to comply timely with either or both of the foregoing covenants shall constitute an Event of Default under the Loan Agreement as amended by this Second Amendment.

         5.      MISCELLANEOUS.

                 A.       Reference to and effect on the Loan Agreement:

                          (i) On and after the Second Amendment Effective Date, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Second Amendment.

                      (ii) Except as specifically amended by this Second Amendment, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                     (iii) The execution, delivery and performance of this Second Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under, the Loan Agreement or any of the other Amended Transaction Documents.





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         B.      This Second Amendment may be executed in any number of
counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         C. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

         D. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

         6. LIMITATION ON RECOURSE. Notwithstanding any of the foregoing, Lender's recourse to Borrower for its failure to perform under the Loan Agreement, as hereby amended, and Borrower's liability to Lender for such failure to perform, are limited by the provisions of Section 11.01 of the Loan Agreement, which Section 11.01 is expressly incorporated herein by reference as though set forth in this Second Amendment in full.


         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Loan Agreement as of the date first above written.


                                       L.A./IRVINE SPORTS CLUBS, LTD.,
                                       a California Limited Partnership

                                       By: Sports Club, Inc. of California,
                                           a California corporation
                                           General Partner



                                       By: JOHN GIBBONS
                                          --------------------------
                                          John Gibbons, President



                                       AT&T COMMERCIAL FINANCE  CORPORATION,
                                       a Delaware corporation


                                       By: /s/ MICHAEL V. MONAHAN
                                          -------------------------

                                       Title: Vice President
                                             ----------------------





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